UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2018

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7550 Wisconsin Avenue, 10th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)
Registrant’s telephone number, including area code: (301) 941-1500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
Effective upon the approval of shareholders of LaSalle Hotel Properties (the “Company”) at the 2018 Annual Meeting of Shareholders on May 2, 2018, the Board of Trustees of the Company adopted the First Amendment to the Fourth Amended and Restated Bylaws of the Company (the “Bylaw Amendment”).
Right to Amend Bylaws. The Bylaw Amendment permits shareholders to amend the Company’s bylaws by the affirmative vote of the holders of a majority of the outstanding common shares pursuant to a binding proposal submitted for approval at a duly called annual meeting or special meeting of shareholders by a shareholder, or group of up to 20 shareholders, owning at least 3% of the outstanding common shares continuously for at least the prior three years. The foregoing right to amend the bylaws is subject to additional eligibility, procedural and disclosure requirements set forth in Sections 2.03 and 2.13 of Article II of the Company’s bylaws. In addition, pursuant to the terms of the Bylaw Amendment, a shareholder proposal submitted under such provision, may not alter or repeal (i) Article XII of the bylaws, which provides for indemnification of trustees and officers of the Company, or (ii) Article XIV of the bylaws, which addresses procedures for amendment of the bylaws, without the approval of the Board of Trustees of the Company.
The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.
ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 2, 2018, the Company held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)	the election of seven trustees of the Company to serve until the 2019 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(ii)	the ratification of the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2018;

(iii)	the approval, by non-binding vote, of executive compensation; and

(iv)	the approval of the Bylaw Amendment.
The seven nominees were elected, the ratification of the appointment of the independent registered public accounting firm was approved, executive compensation was approved and the Bylaw Amendment was approved. The results of the voting were as follows:
Election of Trustees:

Trustee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael D. Barnello	89,384,264	15,091,317	-0-	4,442,502
Denise M. Coll	87,492,965	16,982,616	-0-	4,442,502
Jeffrey T. Foland	88,080,729	16,394,852	-0-	4,442,502
Darryl Hartley-Leonard	86,760,730	17,714,851	-0-	4,442,502
Jeffrey L. Martin	87,113,373	17,362,208	-0-	4,442,502
Stuart L. Scott	78,509,193	25,966,388	-0-	4,442,502
Donald A. Washburn	85,496,714	18,978,867	-0-	4,442,502

Ratification of the Appointment of the Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,653,438	3,248,698	15,947	N/A
Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,901,559	24,354,204	219,818	4,442,502
Approval of the Bylaw Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,069,305	39,257,596	148,680	4,442,502
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
3.1	First Amendment to Fourth Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

	BY:	/s/ Kenneth G. Fuller
Kenneth G. Fuller
Dated: May 2, 2018		Chief Financial Officer, Executive Vice President, Secretary and Treasurer